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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of Earliest Event Reported) - February 8, 2001


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                               THE MONY GROUP INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                         1-14603                       13-3976138
(State or other jurisdiction of     (Commission File Number)           (IRS Employer
      Incorporation)                                                 Identification No.)

         1740 Broadway
        New York, New York                                                 10019
(Address of principal executive offices)                                 (Zip Code)


                                 (212) 708-2000
              (Registrant's telephone number, including area code)


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                                       N/A
             (Former name or address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

        On February 8, 2001, The MONY Group Inc. issued a News Release reporting its financial results for the fourth quarter of 2000 and the year ended December 31, 2000. A copy of the News Release is filed herewith as Exhibit 99.1 and is incorporated in this Item 5 by reference thereto.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     Not applicable.

        (b)     Not applicable.

        (c)     Exhibits.

        99.1    News Release of The MONY Group Inc., dated February 8, 2001.

        99.2 Presentation entitled "The MONY Group Inc. Statistical Supplement as of and for the Three-Month and Year Ended December 31, 2000 and 1999."


ITEM 9.  REGULATION FD DISCLOSURE.

        The material attached hereto as Exhibit 99.2, which is incorporated in this Item 9 by reference thereto, is furnished pursuant to Regulation FD.




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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, The MONY Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THE MONY GROUP INC.



                               By:       /s/ Bart Schwartz
                                  ------------------------------------
                                  Bart Schwartz
                                  Senior Vice President and
                                    General Counsel


Date: February 9, 2001


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                                  EXHIBIT INDEX


99.1    News Release of The MONY Group Inc., dated February 8, 2001.

99.2 Presentation entitled "The MONY Group Inc. Statistical Supplement as of and for the Three-Month and Year Ended December 31, 2000 and 1999."